Summary of significant accounting policies (Tables)	12 Months Ended
Feb. 28, 2025
Accounting Policies [Abstract]
Schedule of estimated useful lives of the assets

Property and equipment are stated at cost less accumulated depreciation and impairment if applicable. The Company computes depreciation using the straight-line method over the estimated useful lives of the assets as follows:

Property and equipment	expected useful life (no of years)
Furniture and fitting	5 years
Computer and software	3 years